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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) DECEMBER 22, 2000
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                             BOPPERS HOLDINGS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEVADA                    0-30717                    880409261
-----------------------------     -------------          ---------------------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)

            437 MADISON AVENUE, 39TH FLOOR, NEW YORK, NEW YORK 10022
            --------------------------------------------------------
                    (Address of principal executive offices)


         Registrant's telephone number, including area code 212-753-5711
                                                            ------------

              1801 EAST TROPICANA, SUITE 9, LAS VEGAS, NEVADA 89119
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                   SIGNATURES


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ITEM 5. OTHER EVENTS

         The Corporation's name has been changed from Boppers Holdings, Inc. to e-Smart Technologies, Inc., effective December 22, 2000.

         The Corporation's mailing address and business address have been changed from 1801 E. Tropicana, Suite 9, Las Vegas, Nevada 89119 to 437 Madison Avenue, 39th Floor, New York, New York 10022.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       BOPPERS HOLDINGS, INC.

                                       By: /s/ JOHN D. PHELAN
                                           -----------------------------
                                           John D. Phelan, President

Dated:  December 22, 2000